                        TRUST ADMINISTRATOR'S CERTIFICATE

IN ACCORDANCE WITH SECTION 7.10 OF THE SALE AND SERVICING AGREEMENT DATED AS OF AUGUST 31,1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-C FOR THE July 12, 2000 DETERMINATION DATE


                                                                                POOL I                           POOL II

1.  AGGREGATE AMOUNT RECEIVED                                               $11,216,475.98                    $10,212,738.15
    ADJ : RECALCULATION                                                               0.00                              0.00
                                                                            --------------                    --------------

                                                                             11,216,475.98                     10,212,738.15


    LESS: SERVICE FEE                                                            75,278.00                         46,995.00
          CONTINGENCY FEE                                                        75,278.00                         46,995.00
          OTHER SERVICER FEES (Late Charges/Escrow)                             280,144.78                        271,216.48
          UNREIMBURSED MONTHLY ADVANCES                                          14,808.29                         76,379.76
                                                                            --------------                    --------------

                                                                                445,509.07                        441,586.24

    PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
            COMPENSATING INTEREST (6.12)                                              0.00                              0.00



                                                                            --------------                    --------------

                                                                                      0.00                              0.00


    LESS: EXCESS SPREAD (I-19)                                                  746,683.91                        393,682.39



                                                                            --------------                    --------------
    AVAILABLE REMITTANCE AMOUNT                                              10,024,283.00                      9,377,469.52
                                                                            ==============                    ==============



2.  (A) CLASS AF-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                 270,955,000.00

    (B) CLASS AF-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                  90,313,000.00

    (C) CLASS AV PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                                 216,444,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
    CLASS AF-1                                                    6,456,000.00
    CLASS AF-2                                                    2,152,000.00

    TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT :                  8,608,000.00

    CLASS AV (POOL II) PRINCIPAL DISTRIBUTION                     8,830,000.00

4.  TOTAL AMOUNT OF POOL I AND II INSURED PAYMENTS
    POOL I INSURED PAYMENT                                           82,389.35
    POOL II INSURED PAYMENT                                         411,037.91

5.  CURRENT INTEREST REQUIREMENTS
    CLASS AF-1                                                    1,666,975.37
    CLASS AF-2                                                      541,878.00
    CLASS AV                                                      1,329,687.64

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD                               # ACCOUNTS          DOLLARS
                  POOL I                             129          6,062,881.13
                  POOL II                             69          6,420,529.00

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD
                  POOL I                                            203,526.36
                  POOL II                                           193,182.66

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD
                  POOL I                                            598,799.07
                  POOL II                                           128,701.95

9.  AMOUNT OF INTEREST RECEIVED
                  POOL I                                          3,157,404.46
                  POOL II                                         1,916,241.97

10.  (A)  AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
          INTEREST TO BE MADE ON THE DETERMINATION DATE
          TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01(a)(ii)
                  POOL I                                                  0.00
                  POOL II                                                 0.00

     (B)  AMOUNT OF COMPENSATING INTEREST
                  POOL I                                                667.24
                  POOL II                                             1,162.65

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  THE AMOUNT OF REALIZED LOSSES DURING
     DUE PERIOD
                  POOL I                                             894,498.87
                  POOL II                                            808,440.32

13. CLASS A-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         1,666,975.37
         (B) PRINCIPAL DISTRIBUTION AMOUNT        6,456,000.00
         (C) CARRY FORWARD AMOUNT                         0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY               0.00

         TOTAL CLASS A-1 REMITTANCE AMOUNT                        8,122,975.37

    CLASS A-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT           541,878.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT        2,152,000.00
         (C) CARRY FORWARD AMOUNT                         0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY               0.00

         TOTAL CLASS A-2 REMITTANCE AMOUNT                        2,693,878.00

    POOL I REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         2,208,853.37
         (B) PRINCIPAL DISTRIBUTION AMOUNT        8,608,000.00
         (C) CARRY FORWARD AMOUNT                         0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY               0.00

         TOTAL POOL I REMITTANCE AMOUNT                          10,816,853.37

    CLASS AV REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT         1,329,687.64
         (B) PRINCIPAL DISTRIBUTION AMOUNT        8,830,000.00
         (C) CARRY FORWARD AMOUNT                         0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY               0.00

         TOTAL CLASS AV REMITTANCE AMOUNT                        10,159,687.64

14. (A) REIMBURSABLE AMOUNTS
    (B) CERTIFICATE REMITTANCE AMOUNT

                  POOL I                                                  0.00
                  POOL II                                                 0.00

15. (A) CLASS AF-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                      264,499,000.00

    (B) CLASS AF-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                       88,161,000.00

    (J) CLASS AV PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                      207,614,000.00

    (S) TOTAL POOL I PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                      352,660,000.00

    (T) TOTAL POOL II PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                      207,614,000.00

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL  I AND II)          100.00%

    (B) EXCESS SPREAD (POOL I)                                      746,683.91
        EXCESS SPREAD (POOL II)                                     393,682.39

        TOTAL EXCESS SPREAD (POOL I and II)                       1,140,366.31

    (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                             0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL II                            0.00

        TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I and II                0.00

17. CUMULATIVE REALIZED LOSSES
                  POOL I                                          6,541,508.27
                  POOL II                                         3,184,991.57

18. (A) THE WEIGHTED AVERAGE MATURITY
                  POOL I                                               267.792
                  POOL II                                              336.704

    (B) THE WEIGHTED AVERAGE MORTGAGE
        INTEREST RATE
                  POOL I                                               10.426%
                  POOL II                                              10.262%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD
                  POOL I                                             75,278.00
                  POOL II                                            46,995.00

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
                  POOL I                                             75,278.00
                  POOL II                                            46,995.00

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
                  POOL I                                              3,386.89
                  POOL II                                             2,661.18

    (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT- MBIA
                  POOL I                                              33,116.00
                  POOL II                                             19,841.00

    (E) TRUST ADMINISTRATOR FEE
                  POOL I                                               2,559.10
                  POOL II                                              1,984.15

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE     POOL I           POOL II
    SERVICERS PURSUANT TO:
           (A) SECTION 4.04 (b)                          0.00             0.00
           (B) SECTION 4.04 (c)                          0.00             0.00
           (C) SECTION 4.04 (d)(ii)                      0.00             0.00
           (D) SECTION 4.04 (e)                          0.00             0.00
           (E) SECTION 4.04 (f)(i)                 150,556.00        93,990.00

21. CLASS AF-1 POOL FACTOR (I-5):
    CURRENT CLASS AF-1 PRINCIPAL BALANCE       264,499,000.00       0.65918754
    ORIGINAL CLASS AF-1 PRINCIPAL BALANCE      401,250,000.00

    CLASS AF-2 POOL FACTOR (I-5):
    CURRENT CLASS AF-2 PRINCIPAL BALANCE        88,161,000.00       0.65914766
    ORIGINAL CLASS AF-2 PRINCIPAL BALANCE      133,750,000.00

    POOL I FACTOR:
    CURRENT POOL I PRINCIPAL BALANCE           352,660,000.00       0.65917757
    ORIGINAL POOL I PRINCIPAL BALANCE          535,000,000.00

    CLASS AV (POOL II) FACTOR:
    CURRENT CLASS AV PRINCIPAL BALANCE         207,614,000.00       0.57670556
    ORIGINAL CLASS AV PRINCIPAL BALANCE        360,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
           POOL I                                                      10.426%
           POOL II                                                     10.262%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
           POOL I                                                       9.805%
           POOL II                                                      9.637%

     (C) WEIGHTED AVERAGE CLASS AF-1 AND CLASS AF-2,                    7.000%

           CLASS AV ADJUSTED MORTGAGE LOAN REMITTANCE RATE              7.036%

                                                      ------------------------
     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR   05/31/00       06/30/00
                                                      ------------------------
           POOL I                                       10.438%        10.426%
           POOL II                                      10.179%        10.262%

23. CLASS AF-1 REMITTANCE RATE                                        6.92125%
    CLASS AF-2 REMITTANCE RATE                                         6.7500%
    CLASS AV REMITTANCE RATE                                          6.91125%

          IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
          LIBOR PLUS MARGIN OR AUCTION RATE FOR CLASS AH-1                 N/A
                                                CLASS AH-2                 N/A
                                                CLASS AV                   N/A

24. LIBOR RATE                                                        6.65125%
    AUCTION RATE                                                      6.75000%

25. CLASS AF-1 NET FUNDS CAP                                           9.3168%
    CLASS AF-2 NET FUNDS CAP                                           9.3168%
    CLASS AV NET FUNDS CAP                                             9.0542%

26. CLASS AV CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                 0.00

27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
        INTEREST CARRYOVER                                                0.00
    (B) LIBOR INTEREST CARRYOVER BALANCE                                  0.00

28. (A) SUPPLEMENTAL INTEREST AMOUNT                                      0.00

    (B) SUPPLEMENTAL INTEREST PAYMENT                                     0.00

    (C) SUPPLEMENTAL INTEREST EXCESS                                      0.00

29. SPREAD BALANCE

30. SPECIFIED SPREAD ACCOUNT REQUIREMENT
                  POOL I                                         20,062,500.00
                  POOL II                                        20,880,000.00

31. AMOUNT TO BE DEPOSITED INTO THE SPREAD ACCOUNT
                  POOL I                                                  0.00
                  POOL II                                                 0.00

                               EXHIBIT O (POOL I)

                    REMIC DELINQUENCIES AS OF - June 30, 2000

REMIC        OUTSTANDING       #
SERIES         DOLLARS      ACCOUNTS     RANGES         AMOUNT        NO    PCT

1998-C-I   $352,678,015.56   6,958    1 TO 29 DAYS  29,857,269.43    602   8.47%
                                     30 TO 59 DAYS   6,830,712.70    142   1.94%
                                     60 TO 89 DAYS   1,885,364.90     40   0.53%
                                     90 AND OVER     5,332,205.61    105   1.51%

                                     FORECLOSURE    15,753,874.20    239   4.47%
                                     REO PROPERTY    4,443,498.61     71   1.26%



                                     TOTALS        $64,102,925.45  1,199  18.18%
                                                   ============================








                               EXHIBIT O (POOL II)

                    REMIC DELINQUENCIES AS OF - June 30, 2000

REMIC        OUTSTANDING       #
SERIES         DOLLARS      ACCOUNTS     RANGES         AMOUNT        NO    PCT

1998-C-II  $207,623,004.01   2,600    1 TO 29 DAYS  16,043,404.21    209   7.73%
                                     30 TO 59 DAYS   5,194,112.88     63   2.50%
                                     60 TO 89 DAYS   1,131,029.12     13   0.54%
                                     90 AND OVER     5,772,909.81     66   2.78%

                                     FORECLOSURE    14,026,191.01    166   6.76%
                                     REO PROPERTY    4,269,424.68     55   2.06%



                                     TOTALS        $46,437,071.71    572  22.37%
                                                   ============================

1998-C

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

                                                             POOL I

SUBCLAUSE             CLASS AF-1         CLASS AF-2          CLASS AV
---------             ----------         ----------          --------

(ii)                     675.28             675.24            601.23

(vi)                      11.33              11.33             17.83

(vii)                      0.38               0.38              0.54

(viii)                     1.12               1.12              0.36

(xiii) (a)                 4.15               4.05              3.69
       (b)                16.09              16.09             24.53
       (c)                 0.00               0.00              0.00
       (d)                 0.00               0.00              0.00

(xv)                     659.19             659.15            576.71

(xxxvi)                    0.00               0.00              0.00








                         AF-1               AF-2                AV
                       401,250            133,750            360,000